Exhibit 99.3

Investor Presentation
August 2017

Safe Harbor Statements
FORWARD LOOKING STATEMENTS
All statements, other than statements of historical fact, included in this presentation are statements of “forward-looking statements” by Commerce Union Bancshares, Inc. (“Commerce Union”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Commerce Union of the proposed merger of
Commerce Union and Community First, Inc. (“Community First”), Commerce Union’s future financial and operating results (including the anticipated impact of the proposed merger of Commerce Union and Community First on the combined company’s earnings per share and tangible book value) and Commerce Union’s plans, objectives and intentions.
All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Commerce Union and Community First to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, these specifically described in Item 1A of Part I of Commerce Union’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as the following: (1) the risk that Commerce Union may not enter into the proposed merger with Community First, (2) the risk that the cost savings and any revenue synergies from the proposed merger of Commerce Union and Community First (if it is consummated) may not be realized or take longer than anticipated to be realized, (3) the ability of Commerce Union and Community First to meet expectations regarding the timing and completion and accounting and tax treatment of the proposed merger, (4) the effect of the announcement of the proposed merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers), (5) the risk that integration of Community First’s operations with those of Commerce Union will be materially delayed or will be more costly or difficult than expected, (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (7) the amount of the costs, fees, expenses, and charges related to the proposed merger, (8) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the proposed merger, (9) the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed merger, (10) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Commerce Union’s issuance of additional shares of its common stock in the proposed merger and the private placement, (12) the possibility that our asset quality will decline or that we experience greater loan losses than anticipated, (13) the potential for increased levels of other real estate, primarily as a result of foreclosures, (14) the impact of liquidity needs on our results of operations and financial condition, (15) competition from financial institutions and other financial service providers, (16) economic conditions in the local markets where we operate, (17) our ability to retain the services of key personnel, (18) our ability to adapt to technological changes, (19) the risks that our cost of funding could increase, (20) negative developments in our mortgage banking services, including declines in our mortgage originations or profitability due to rising interest rates and increased competition and regulation, our or third parties’ failure to satisfy mortgage servicing obligations, and the possibility that we are required to repurchase mortgage loans or indemnify buyers of mortgage loans, (21) our ability to monitor the performance of third party service providers that provide material services to our business, (22) system failures, data security breaches, including as a result of cyber-attacks, or failures to prevent breaches of our network security, (23) fluctuations in the securities markets and their impact on the securities held in our securities portfolio, and (24) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in Commerce Union’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the SEC and available on the
SEC’s website at http://www.sec.gov. Commerce Union believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Commerce Union disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Safe Harbor Statements
NOTICE TO PROSPECTIVE INVESTORS
The information contained herein is a summary and it is not complete. It has been prepared for use only in connection with a private placement (the
“Placement”) of securities (the “Securities”) of Commerce Union. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be reoffered or re-sold absent registration or an applicable exemptions from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
The information contained herein is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of Commerce Union and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in Commerce Union’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither Commerce Union nor any of its affiliates undertakes any obligation to update or revise this presentation. Commerce Union anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information, and complete your own due diligence review concerning Commerce Union and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely on your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding Commerce Union and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters.
Commerce Union shall not have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by Commerce Union in the securities purchase agreement and the related documentation for each purchase of Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or other jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. Commerce Union does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws.
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), THE FDIC,
OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Safe Harbor Statements
NON-GAAP FINANCIAL MEASURES
This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles
(GAAP) and, therefore, are considered non-GAAP financial measures. Commerce Union’s and Community First’s management use these non-GAAP financial measures in their analysis of the performance, financial condition, and efficiency of operations of their respective entities. Management of Commerce Union believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.
This presentation contains certain non-GAAP financial measures, including, without limitation, tangible assets, tangible book value, tangible common equity, return on average tangible common equity, tangible common equity to assets, efficiency ratio, core income return on average assets, and core income return on average equity. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this presentation.

Offering Summary
Issuer     Commerce Union Bancshares, Inc. (“CUBN”, “Commerce Union”, or “Company”)
Exchange / Ticker     Nasdaq / CUBN
Offering Type     Private Placement of Common Stock
Offering Structure     100% Primary
Offering Size     $25 million
CUBN will file a registration statement to register the resale of the shares within 25 days of
Registration     closing
Lock-Up     90 days for certain officers and directors
Use of Proceeds     General corporate purposes, including contribution to our subsidiary, Reliant Bank
Placement Agent     Keefe, Bruyette & Woods, Inc.
Expected Pricing     Week of August 21, 2017

Company Overview
August 2017

Company Timeline
8/14/2006    4/28/2014 7/7/20153/6/2017
Commerce    CUBN and CUBN stock beginsOpens Green Hills
Union Bank    Reliant announce trading on Nasdaqbranch in
established    merger Davidson County

Reliant Bank Franchise Overview
Key Franchise Highlights
Commercially oriented bank headquartered in Brentwood, Tennessee
Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee
14th largest bank by deposits in the Nashville MSA(1) and 6th largest community bank(2) by deposits headquartered in the Nashville MSA Concentrated on building banking relationships; 80% of top 50 loan relationships have related deposits at the bank Experienced management team with extensive local market knowledge 12.5% insider ownership amongst management and the board of directors
Source: SNL Financial
Financial data as of or for the three months ended 6/30/17; ownership data as of 7/31/17; pricing data as of 8/15/17
Note: CUBN reserves / loans excludes mortgage loans held for sale
(1)    The Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the “Nashville MSA”)
(2)    Community bank defined as institutions with total assets less than $10 billion 8
(3)    Refer to appendix for “Reconciliation of non-GAAP financial measures”

Experienced Management Team



DeVan D. Ard, Jr.
Chairman, President & CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

35 years of banking experience / 12 years at CUBN* / 18 years in Middle TN



James Daniel Dellinger
CFO & Head of Investor Relations

- Former Chief Financial Officer at Premier Bank of Brentwood
- Former Chief Financial Officer at Erwin National Bank

25 years of banking experience / 12 years at CUBN* / 20 years in Middle TN



Gene Whittle
Executive VP, CCO

- Executive Vice President – Chief Credit Officer since 2010
- Former Executive Vice President and Chief Credit Officer at Avenue Bank

40 years of banking experience / 7 years at CUBN* / 37 years in Middle TN



Eddie Gammon
Executive VP, Director of Operations

- Executive Vice President – Director of Operations since March 2016
- Former Senior Vice President of Operations at IBERIABANK
- Former Senior Vice President – Director of Deposit Operations at Avenue Bank

32 years of banking experience / 1 year at CUBN* / 2 years in Middle TN



Alan Mims
Executive VP, CRO

- Executive Vice President – Chief Risk Officer since April 2017
- Former Senior Examiner and Case Manger for the Federal Reserve Bank of Atlanta

28 years of banking experience / 1 year at CUBN* / 1 year in Middle TN



John R. Wilson
Executive VP, CLO

- Executive Vice President – Chief Loan Officer
- Former Spring Hill Market President for Cumberland Bank

28 years of banking experience / 11 years at CUBN* / 28 years in Middle TN



Kim York
Executive VP, CSO

- Executive Vice President – Chief Strategy Office since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

22 years of banking experience / 1 year at CUBN* / 22 years in Middle TN

Reliant Bank GROW TOGETHER

Source: SNL Financial
* Denotes years at CUBN or Reliant Bank

9

Brand Standards Critical to Our Success
Integrity
Trust
Responsiveness
Dependability
Individual Service
Progressiveness
Community

Nashville Deposit Market Share

Top 25 Deposit Market Share

Rank	Community Bank Rank [1]	Institution	Deposits ($mm)	Market Share
1	--	Bank of America Corp.	$8,420	16.1 %
2	--	Regions Financial Corp.	7,245	13.9
3	--	Pinnacle Financial Partners Inc.	6,167	11.8
4	--	SunTrust Banks Inc.	5,965	11.4
5	--	First Horizon National Corp.	3,991	7.7
6	1	Franklin Financial Network Inc.	2,365	4.5
7	--	U.S. Bancorp	1,838	3.5
8	2	Wilson Bank Holding Co.	1,724	3.3
9	--	Fifth Third Bancorp	1,518	2.9
10	--	Wells Fargo & Co.	1,459	2.8
11	3	CapStar Financial Holdings Inc.	1,143	2.2
12	4	First Farmers and Merchants Corp.	842	1.6
13	5	FB Financial Corp.	825	1.6
14	**6**	**Commerce Union Bancshares Inc.**	**648**	**1.2**
15	7	First Farmers Bancshares Inc.	480	0.9
16	--	Renasant Corp.	479	0.9
17	8	Volunteer State Bancshares Inc.	424	0.8
18	9	Community First Inc.	422	0.8
19	--	Synovus Financial Corp.	417	0.8
20	10	Truxton Corp.	318	0.6
21	--	BB&T Corp.	314	0.6
22	11	Citizens Bancorp Investment Inc.	311	0.6
23	--	Simmons First National Corp.	306	0.6
24	12	Southeastern Bancorp Inc.	298	0.6
25	13	Citizens Bank	293	0.6
		Totals (1-25)	$48,213	92.4 %
		Totals (25-60)	3,985	7.6

Comparable Nashville Only Public Institutions

- Limited universe of public institutions with materially all of their franchise in the Nashville MSA

Ticker	FSB	CUBN	CSTR
Market Information			
Market Cap. ($mm)	$444	$193	$189
Price / Tang. Book [2]	157 %	192 %	154 %
Price / '18 EPS	10.6 x	--	15.6 x
Price / '19 EPS	10.1	--	14.2
Balance Sheet ($mm)			
Total Assets	$3,444	$1,004	$1,372
Total Gross Loans	2,024	732	1,070
Deposits	2,754	840	1,121
Loans / Deposits	73 %	87 %	95 %
MRQ Profitability			
Core ROAA [2] [3]	1.03 %	0.92 %	(0.96) %
NIM [4]	3.07	4.01	3.15
Efficiency Ratio [2]	51.1	67.1	62.2
Asset Quality			
NPAs / Loans + OREO	0.26 %	0.98 %	0.42 %
Reserves / Loans	0.92	1.30	1.16
Capital Ratios			
TCE / TA [3]	8.23 %	10.07 %	8.99 %
Leverage Ratio	8.21	10.47	9.77
CET1 Ratio	11.54	12.28	9.86
Tier 1 Capital Ratio	11.54	12.28	10.54
Total Capital Rato	14.69	13.43	11.51
Loan Concentration			
C&D Loans / Total Bank Capital	143 %	105 %	49 %
CRE Loans / Total Bank Capital	248	257	219
Demographic Information			
Projected 2022 Household Income ($)	$101,384	$89,140	$60,248

Dollars in millions
Source: SNL Financial, FactSet Research Systems, Inc., Company documents
Deposit market share data as of 6/30/16; financial data as of or for the three months ended 6/30/17; pricing data as of 8/15/17
Note: CUBN reserves / loans excludes mortgage loans held for sale

(1) Community bank defined as an institution with less than $10 billion in total assets
(2) Refer to appendix for "Reconciliation of non-GAAP financial measures"; CUBN efficiency ratio bank only excluding mortgage segment
(3) Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment
(4) Net interest margin for CUBN is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets
(5) Projected household income deposit weighted by county

Reliant Bank
GROW TOGETHER

11

Nashville MSA Demographics

Nashville Market Highlights

- **Scale**
  - The Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 million
  - The Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.8 million as of July 2016
  - Population grew approximately 11.6% from 2010 through 2016 at 1.85% annually
  - Unemployment rate of 2.9% is below the national average of 4.1% as of April 2017
  - Median household income growth of 16.5% from 2000-2012
- **Strong Business Environment**
  - Ranked 4th in "The Best Big Cities for Jobs 2016"
  - 4th on Forbes' list of top cities for technology jobs and white collar job growth (2016)
  - Ranked 1st on Brookings Institution's list for city and state job growth in advanced industries (2016)
  - Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, and Ford Motor Credit
- **Passionate Sports Fan Base**
  - Nashville Predators
  - Tennessee Titans

'17 – '22 Projected Population Growth (%)


10.0%
7.5%
5.0%
2.5%
0.0%
7.9%
7.0%
4.6%
3.8%
CUBN(1)
Nashville MSA
Southeast
US

2022 Median Household Income (HHI) ($)


$100,000
$75,000
$50,000
$25,000
$0
$89,386
$61,665
$54,678
$61,642
CUBN(1)
Nashville MSA
Southeast
US

'17 – '22 Projected HHI Growth (%)


10.0%
7.5%
5.0%
2.5%
0.0%
8.1 %
7.8 %
6.5 %
7.3 %
CUBN(1)
Nashville MSA
Southeast
US

Reliant Bank GROW TOGETHER

Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of Commerce
(1) CUBN deposit data weighted by county

12

Lending Platform
% of Loans by Market (1)
Gross Loans Portfolio Composition
Other TN    Loan Portfolio Amount% of Total
3%    1-4 Family Construction $49.66.8%
Other C&D 63.68.7
Agricultural Related Loans 39.25.4
Outside of    HELOCs 63.28.6
TN    1-4 Family—First Lien 118.116.1
6%    1-4 Family—Junior Lien 3.80.5
Nashville     Multifamily4.10.6
MSA     Owner-Occupied CRE89.212.2
Non Owner-Occupied CRE 156.321.4
91%     C&I114.915.7
State & Political 11.51.6
Consumer & Other 18.52.5
Gross Loans & Leases $732.0100.0%
Mortgage Loans Held for Sale $12.0
Loans Held for Investment $719.9
Dollars in millions    Yield on Total Loans: 4.73%
Source: SNL Financial, Company documents
Data as of or for the three months ended 6/30/17
Note: Loan portfolio composition utilizes call report categories based on collateral type
(1)    Based upon borrower address 13

Diversified C&D and CRE Loan Portfolios
Commercial Real Estate Portfolio
(1)
Self
Storage
< 1%
Other
2%
Churches /
Religious
< 1%
Gas Station / C-Store 3%
Data as of 6/30/17
Percentages shown on pie charts total 100% and are based upon book balances as of 6/30/17
(1)    Based upon non-owner occupied CRE portfolio as of 6/30/17 14

Data as of or for the three months ended each respective quarter
(1)    Data has been annualized 15

Deposit Portfolio
Non-Interest Bearing Deposit Growth
$    160
$140
$135 $135$136$137
$    135

Historical Profitability Trends
Source: SNL Financial
Data as of or for the three months ended each respective quarter
Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment; refer to appendix for “Reconciliation of non-GAAP financial measures”
(2)    Net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets 17
(3)    Per segment reporting; excludes impact of mortgage joint venture; refer to appendix for “Reconciliation of non-GAAP financial measures”

Capital & Liquidity Position
Gross Loans / Deposits (%)
Source: SNL Financial
Data as of or for the three months ended each respective quarter    18
(1)    Refer to appendix for “Reconciliation of non-GAAP financial measures”

Merger of Commerce Union Bancshares, Inc. & Community First, Inc.
August 2017

Transaction Rationale
Both parties view the merger as strategically compelling
Creates the 4th largest bank headquartered in the Nashville MSA(1)
Both management teams to have roles in combined franchise
Operate as one bank with one brand as Reliant Bank
Leverage strengths of both companies
Improved financial position of combined company
Expansion of funding platform and improved liquidity position
Stronger profitability levels and lower efficiency ratio
Immediately accretive to EPS, with no tangible book value dilution, inclusive of this capital raise
Reduces C&D and CRE loan concentration ratios, inclusive of this capital raise
Risk mitigants
In-Market acquisition with like-minded community bank
Pro forma capital ratios exceed “well capitalized” and loan concentrations below regulatory guidelines
Extensive due diligence and conservative credit mark
Acquisition experience
Source: SNL Financial
Deposit data as of 6/30/16
(1)    Based upon deposit market share; the Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the “Nashville MSA”) 20

Overview of Transaction Terms
Proposed Holding Company Name (1)     Reliant Bancorp, Inc. (Nasdaq: RBNC)
Consideration Mix     100% stock
Exchange Ratio     0.481 shares of CUBN stock per Community First common share
Implied Deal Value per Share (2)     $11.77
Implied Aggregate Deal Value (2) (3)     $59.1 million
Price / Tangible Book Value (%)     186%
Community First Management     Community First’s CEO, Louis E. Holloway, to be named Chief Operating Officer of combined company
3 directors from Community First to join the combined company board of
Board Seats     directors, including Louis E. Holloway
Pro Forma Ownership (3) (4) (5)     CUBN 76.5% / Community First 23.5%
Required Approvals     Customary regulatory approvals and shareholder approvals from both CUBN &
Community First
Expected Closing     First quarter of 2018
(1)    At closing and pending CUBN shareholder approval, holding company name will be changed to Reliant Bancorp, Inc.
(2)    Based on CUBN’s closing price of $24.47 as of 8/15/17
(3)    Assumes 5,025,199 common shares of Community First outstanding as of 6/30/17
(4)    Assumes 7,839,562 common shares of CUBN outstanding as of 6/30/17
(5)    Excludes impact of capital raise 21

Overview of Community First, Inc.
Financial Highlights
Balance Sheet ($mm)
Total Assets    $480
Total Loans    308
Deposits    426
Loans / Deposits    72.3%
% Core Deposits    95.5
Profitability
Core ROAA (1)    0.63%
Yield on Loans    4.89
Cost of Deposits    0.57
Net Interest Margin    3.47
Noninterest Income / Avg. Assets    0.22
Efficiency Ratio (1)    72.3
Asset Quality
NPAs / Assets    1.27%
Reserves / NPLs    1.12 x
Reserves / Loans    1.20
Capital Ratios
Tang. Com. Equity / Assets (1)    6.66%
Bank Leverage Ratio    9.15
Bank CET1 Ratio    13.25
Bank Tier 1 Capital Ratio    13.25
Bank Total Capital Ratio    14.39
Loan Concentration
C&D Loans / Total Bank Capital    67%
CRE Loans / Total Bank Capital    208

Improvement in Community First’s Loan Portfolio December 31, 2007 June 30, 2017 Consumer & Consumer & 1-4 Family Other Other Construction C&I Non Ow ner- C&I 5% 2% 4% 10% Occupied 6% Other C&D 1-4 Family Non Ow ner- CRE 6% Construction Occupied 18% Agricultural 11% CRE Related 12% Loans 3% Ow ner- HELOCs Occupied 3% CRE Other C&D Ow ner- Portfolio 11% 20% Occupied CRE Multifamily 21% < 1% 1-4 Family -Loan Agricultural First Lien 1-4 Family -Related 34% Junior Lien HELOCs Loans < 1% Multifamily 1-4 Family -1-4 Family - 8% 2% < 1% Junior Lien First Lien < 1% 18% Total Loans: $448 million Total Loans: $308 million Consistent Reduction in Problem Credits Since 2011 $74 $80 $65 $54 mm) $60 $46 $ $39 ( $40 $30 $18 $13 $20 $11 $6 $5 NPAs $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 ‘17 Q2 ‘17 $15 $13 $10 $11 mm) $10 $7 $ $5 $3 $2 $2 ( $0 $0 $0 NCOs ($5) ($1) ($0) 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 ‘17 Q2 ‘17 Source: SNL Financial Data as of or for the twelve months ended for each respective year; Q1 ‘17 and Q2 ‘17 data as of the three months ended 3/31/17 and 6/30/17, respectively 23 Note: NPAs defined as nonaccrual loans and leases, renegotiated loans and leases and other real estate owned

Creating Nashville's Local Bank

Nashville, TN MSA


ROBERTSON
#5
SUMNER
#10
MONTGOMERY
CHEATHAM
DAVIDSON
#26
DICKSON
WILSON
WILLIAMSON
#7
RUTHERFORD
HICKMAN
#1
MAURY
#2

Top 10 deposit market share rank in 5 out of 6 counties of operation

Nashville, TN MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$8,420	16.13 %	32
2	Regions Financial Corp.	7,245	13.88	67
3	Pinnacle Financial Partners Inc.	6,167	11.81	31
4	SunTrust Banks Inc.	5,965	11.43	47
5	First Horizon National Corp.	3,400	6.51	41
6	Franklin Financial Network Inc.	2,365	4.53	14
7	U.S. Bancorp	1,838	3.52	55
8	Wilson Bank Holding Co.	1,724	3.30	22
9	Fifth Third Bancorp	1,518	2.91	33
10	Wells Fargo & Co.	1,459	2.80	12
11	CapStar Financial Holdings Inc.	1,143	2.19	5
	Pro Forma	**1,070**	**2.05**	**15**
12	First Farmers and Merchants Corp.	842	1.61	15
13	FB Financial Corp	825	1.58	14
14	**Commerce Union Bancshares Inc.**	**648**	**1.24**	**7**
15	Capital Bank Financial Corp.	591	1.13	19
19	**Community First Inc.**	**422**	**0.81**	**8**

Deposit Market Share by County

	CUBN		Community		Pro Forma	
County	Deposits ($mm)	Rank	Deposits ($mm)	Rank	Deposits ($mm)	Rank
Williamson	$377	7	$29	24	$406	7
Maury	-	-	279	2	279	2
Sumner	129	10	-	-	129	10
Hickman	-	-	114	1	114	1
Robertson	106	5	-	-	106	5
Davidson	36	26	-	-	36	26
Total	**$648**		**$422**		**$1,070**	

Reliant Bank GROW TOGETHER
Source: SNL Financial
Deposit data as of 6/30/16
COMMUNITY FIRST BANK & TRUST
24

Superior Franchise Demographics
~76% of our combined     Deposit InformationPopulation & Population Growth Information
franchise is projected to have     Pro Forma% of2017’10—‘17’17—‘22 Projected
Deposits FranchisePopulationPop. GrowthPop. Growth
population growth greater than    County ($mm)(%)(000s)(%)(%)
Williamson    $406 38%22120.5%9.4%
the Nashville MSA    Maury 279269011.87.4
Sumner    129 1218112.57.1
~89% of our combined    Hickman 1141124(1.2)1.2
Robertson    106 10694.74.1
franchise is projected to have    Davidson 36369410.76.3
Total    $1,070 100%1,28013.1 (1) %7.1 (1) %
population growth greater than
Nashville MSA    $1,070 100%1,88212.6%7.0%
the entire state of Tennessee    State of Tennessee 5.23.9
and the United States    Southeast (2) 6.64.6
Nationwide     5.33.8

Extensive Due Diligence Conducted
Close coordination with Community First’s management team in all aspects of strategy and operations
Risk management analysis done by Commerce Union’s senior management, including CEO,
President, CFO, CCO, Director of Operations, CRO, CLO, and CSO
Comprehensive credit review of Community First’s loan portfolio, utilizing both internal and external resources
All performing loans with exposure greater than $1,000,000
Internally classified loans (Special Mention or worse) with exposure greater than or equal to $500,000
Loans deemed impaired by Community First with exposure equal to or greater than $100,000 but less than $1,000,000
In total, 57% of the loan portfolio by total loan amounts was reviewed
All OREO properties individually evaluated for impairment Known material environmental issues are being addressed Thorough balance sheet and liquidity analysis
3rd party accounting firm completed thorough analysis on Community First’s $9.8 million net deferred tax asset
Expect no impairment of Community First’s deferred tax asset under Section 382
Expect $2 million DTA impairment related to state net operating losses due to loss of target’s charter

Community First’s Core Earnings Capacity
Net Income    Less: AT Gain on Less: AT GainAdjusted Net27.5% ATAdjusted Net
Acquisition of    on Securities IncomeExpense Saves (1)Income
Sub Debt
Source: SNL Financial
Data for the twelve months ended 6/30/17
Note: After tax (“AT”), based upon a 35% federal corporate tax rate
(1)    Based on Community First’s reported LTM non-interest expense of $14.0 million (normalized to exclude OREO expenses), 27 inclusive of 100% realization for illustrative purposes

Key Transaction Assumptions
Transaction Expenses     Estimated one-time transaction expenses of $4.5 million (after-tax)
Loan Mark     Gross loan mark of $7.1 million (2.25% of gross loans)
$4.5 million write up to trust preferred securities
Other Marks
$1.1 million mark on OREO (~38%)
CDI     Core deposit intangible of 1.50% of transaction accounts; amortized straight-line over 10 years

Static Pro Forma Balance Sheet

BALANCE SHEET	CUBN 6/30/2017	Community First 6/30/2017	Net Merger Adjustments	Capital Raise	Pro Forma
(Dollars in millions)					
Assets					
Cash and Equivalents	$27	$63	($5) (1)	$23 (9)	$108
Total Investment Securities	185	73	-		258
Gross Loans	732	308	(7) (2)		1,033
Loan Loss Reserves	9	4	(4)		9
Net Loans	723	304			1,024
OREO	-	3	(1) (3)		2
Goodwill	11	-	27 (4)		38
Other Intangibles	1	1	3 (5)		6
Net Deferred Tax Asset	2	10	(3) (6)		9
Other Assets	54	27	-		81
Total Assets	$1,004	$480	$18	$23	$1,525
					-
Liabilities					-
Deposits	$840	$426	$0		$1,266
Trust Preferred	-	13	(4) (7)		9
Total Borrowings	45	4	-		62
Other Liabilities	6	4	0		10
Total Liabilities	$891	$447	($4)	$0	$1,334
Equity					
Common Equity	$113	$33	$23 (8)	$23 (9)	$191
Total Equity	$113	$33	$23	$23	$191
					-
Total Liabilities and Equity	$1,004	$480	$18	$23	$1,525

Capital Ratios	CUBN	Community First	Pro Forma
TCE / TA	10.1 %		9.9 %
Leverage Ratio	10.5		11.2
CET1 Ratio	12.3		13.1
Tier 1 Capital Ratio	12.3		14.2
Total Risk Based Capital Ratio	13.4		15.0
Liquidity Ratio			
Loan / Deposit Ratio	87 %	72 %	82 %

(1) Includes deal charges
(2) Includes loan mark
(3) Includes OREO credit mark
(4) Includes goodwill created in transaction
(5) Includes core deposit intangible created in transaction less target's other intangible assets
(6) Includes deferred tax asset / (liability) created or eliminated in the merger
(7) Inclues trust preferred securities mark
(8) Includes value of stock issued less target's equity and buyer deal charges
(9) Includes net proceeds from capital raise

Reliant Bank GROW TOGETHER
COMMUNITY FIRST BANK & TRUST
29

Estimated Pro Forma Financial Metrics
Key Transaction Impacts to CUBN (1)
Scenarios: M&A M&A + Capital
2018 & 2019 EPS Impact Low Double-Digit Accretion Low Single-Digit Accretion
IRR Exceeds Internal Thresholds Exceeds Internal Thresholds
Initial Tangible Book Value Impact Mid Single-Digit Dilution Slight Accretion
Tangible Book Value Earnback Period < 3.5 years None
Pro Forma at Close (1)
Scenarios: M&A M&A + Capital
Capital Ratios
TCE / TA 8.6% 10.0%
Leverage Ratio 9.1% 10.5%
Common Equity Tier 1 Ratio 10.8% 12.7%
Tier 1 Ratio 11.5% 13.4%
Total Risk-Based Ratio 12.3% 14.2%
Loan Concentration (2)
C&D / Total Capital 102% 88%
CRE / Total Capital 265% 229%
(1) Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks, deal related expenses and capital raise
(2) Bank level total capital 30

Combined Company Overview
Pro Forma Footprint Pro Forma at Close
Balance Sheet (1)
ROBERTSON
Clarksville Total Assets $1.5 Billion MONTGOMERY 24 Springfield Gross Loans 1.1 SUMNER Deposits 1.3
Gallatin
CHEATHAM Tang. Com. Equity 129.6 Million DAVIDSON Loans / Deposits 81.6%
Ashland
Lebanon
City shville Capital
DICKSON 40 WILSON Tang. Com. Equity / Assets 10.0 % Dickson Leverage Ratio 10.5 CET1 Ratio 12.7
Brentwood
WILLIAMSON Franklin Murfreesboro Tier 1 Capital Ratio 13.4 HICKMAN Total Capital Ratio 14.2
Loan Concentration
65 RUTHERFORD
C&D Concentration 88%
MAURY
Columbia CRE Concentration 229
HAMILTON
CUBN Branches (8) Chattanooga Community First Branches (7) CUBN Mortgage LPO (1) CUBN LPO (2)
(1) Estimated financial impact is presented solely for illustrative purposes. Includes purchase accounting marks, deal related expenses and capital raise 31

Summary
Ideal combination of strategic and financial attractiveness to all parties
Will create long-term value for both Commerce Union & Community First shareholders
Creates an incredibly valuable Tennessee bank
Concentration in one of the most attractive metropolitan markets of Nashville
Increasing exposure into the Chattanooga market
Experienced management team and dedicated board of directors with ties to the local community
Pro forma organization combines individuals from both Commerce Union & Community First
Combined company offers enhanced growth and profitability outlook Lower risk, given in-market acquisition and significant due diligence Positions company well for the future

Appendix
August 2017

Pro Forma Loan Portfolio (GAAP)

CUBN


C&I 16%
State & Political 2%
Consumer & Other 2%
1-4 Family Construction 7%
Other C&D 9%
Agricultural Related Loans 5%
HELOCs 9%
1-4 Family - First Lien 16%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 12%
Non Owner-Occupied CRE 21%

Loan Portfolio	Amount	% of Total
1-4 Family Construction	$49.6	6.8 %
Other C&D	63.6	8.7
Agricultural Related Loans	39.2	5.4
HELOCs	63.2	8.6
1-4 Family - First Lien	118.1	16.1
1-4 Family - Junior Lien	3.8	0.5
Multifamily	4.1	0.6
Owner-Occupied CRE	89.2	12.2
Non Owner-Occupied CRE	156.3	21.4
C&I	114.9	15.7
State & Political	11.5	1.6
Consumer & Other	18.5	2.5
Gross Loans & Leases	**$732.0**	**100.0 %**

Yield on Total Loans: 4.73%

Community First


Non Owner-Occupied CRE 18%
C&I 6%
Consumer & Other 2%
1-4 Family Construction 4%
Other C&D 6%
Agricultural Related Loans 3%
HELOCs 3%
1-4 Family - First Lien 34%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 21%

Loan Portfolio	Amount	% of Total
1-4 Family Construction	$12.0	3.9 %
Other C&D	19.5	6.3
Agricultural Related Loans	8.6	2.8
HELOCs	10.0	3.3
1-4 Family - First Lien	103.9	33.7
1-4 Family - Junior Lien	1.9	0.6
Multifamily	8.2	2.7
Owner-Occupied CRE	65.3	21.2
Non Owner-Occupied CRE	55.0	17.8
C&I	17.5	5.7
State & Political	0.0	0.0
Consumer & Other	6.4	2.1
Gross Loans & Leases	**$308.3**	**100.0 %**

Yield on Total Loans: 4.89%

Pro Forma (1)


C&I 13%
State & Political 1%
Consumer & Other 2%
1-4 Family Construction 6%
Other C&D 8%
Agricultural Related Loans 5%
HELOCs 7%
1-4 Family - First Lien 21%
1-4 Family - Junior Lien < 1%
Multifamily < 1%
Owner-Occupied CRE 15%
Non Owner-Occupied CRE 20%

Loan Portfolio	Amount	% of Total
1-4 Family Construction	$61.6	5.9 %
Other C&D	83.1	8.0
Agricultural Related Loans	47.8	4.6
HELOCs	73.2	7.0
1-4 Family - First Lien	221.9	21.3
1-4 Family - Junior Lien	5.6	0.5
Multifamily	12.3	1.2
Owner-Occupied CRE	154.5	14.9
Non Owner-Occupied CRE	211.3	20.3
C&I	132.4	12.7
State & Political	11.5	1.1
Consumer & Other	24.9	2.4
Gross Loans & Leases	**$1,040.2**	**100.0 %**

Dollars in millions
Source: SNL Financial
Data bank level as of or for the three months ended 6/30/17
(1) Excludes purchase accounting adjustments

Reliant Bank GROW TOGETHER
COMMUNITY FIRST BANK & TRUST Expect more from your bank.
34

Pro Forma Deposit Portfolio (GAAP)
CUBN
Demand
Deposits
16%
NOW
Time    Accounts
Deposits    10%
49%
Money
Market &
Savings
25%
Deposit Composition    Amount % of Total
Demand Deposits    $136.5 16.2%
NOW Accounts     84.610.1
Money Market & Savings     210.625.1
Time Deposits     408.348.6
Total Deposits    $840.0 100.0%
Cost of Total Deposits: 0.53%
Cost of Total Deposits: 0.57%
Dollars in millions
Source: SNL Financial and Call Report
Data as of or for the three months ended 6/30/17    35

Reliant Bank's Mortgage Banking Business

- In 2011, Reliant Bank established a joint venture under the name Reliant Mortgage Ventures, LLC in which the following agreements hold:
  - Reliant Bank maintains 51% governance rights of the mortgage company
    - The minority owner receives 70% of the total profits from the mortgage company, while Reliant receives 30% of the profits; Reliant receives no profits until the minority owner recovers all losses incurred
      - No mortgage banking income recognized for the three months ended 6/30/16 and 6/30/17 is a result of the joint venture
      - Current cumulative total losses equal $4.2 million
    - The minority owner is responsible for 100% of the mortgage venture's operational and credit losses

Governance Rights (%)


CUBN
51%
Joint Venture
Partner
49%

Profit Distribution Pre-Breakeven


Joint Venture
Partner
100%

Profit Distribution Post-Breakeven


CUBN
30%
Joint Venture
Partner
70%

Retail and Mortgage Banking Segment Reporting

	6/30/16			6/30/17			
	Retail	Mortgage	Consolidated	Retail	Mortgage	Eliminations	Consolidated
Net Interest Income	$8,545	$147	$8,692	$8,405	$98	--	$8,503
Provision for Loan Losses	450	0	450	245	0	--	245
Noninterest Income	728	1,782	2,510	594	676	(39)	1,231
Noninterest Expense	5,859	2,168	8,027	6,115	1,153	--	7,268
Income Tax Expense	604	(16)	588	452	(25)	--	427
Consolidated Net Income (Loss)	2,360	(223)	2,137	2,187	(354)	(39)	1,794
Noncontrolling Interest in Net Income of Subsidiary	0	223	223	0	354	39	393
Net Income Attributable to Common Shareholders	$2,360	$0	$2,360	$2,187	$0	--	$2,187

Reliant Bank
GROW TOGETHER

Dollars in thousands
Data for three months ended the date indicated
Source: SNL Financial, Company Documents

36

Historical Financials

	Commerce Union Bancshares, Inc.				Community First, Inc.			
	For the Year Ended,		Three months ended,		For the Year Ended,		Three months ended,	
	2015	2016	Q1 '17	Q2 '17	2015	2016	Q1 '17	Q2 '17
Balance Sheet Data:								
Total Assets	$876,404	$911,984	$962,465	$1,003,950	$469,940	$474,511	$477,602	$479,637
Total Gross Loans	671,663	678,615	707,430	731,865	264,625	316,044	311,440	308,279
Deposits	640,008	764,834	826,183	840,014	416,714	423,407	425,772	426,278
Tangible Common Equity	83,409	93,933	96,698	99,781	10,119	29,440	30,449	31,874
Income Statement Data:								
Interest Income	$29,888	$36,015	$8,973	$9,704	$17,176	$17,372	$4,425	$4,411
Interest Expense	2,718	3,363	1,002	1,201	2,797	2,766	657	685
Net Interest Income	27,170	32,652	7,971	8,503	14,379	14,606	3,768	3,726
Provision for Loan Losses	(270)	968	410	245	(2,257)	(632)	20	35
Net Interest Income After Provision	27,440	31,684	7,561	8,258	16,636	15,238	3,748	3,691
Noninterest Income	12,382	88,000	1,139	1,231	2,514	5,360	597	617
Noninterest Expense	31,569	30,374	6,869	7,268	14,438	14,259	3,581	3,179
Income Before Income Taxes	8,253	10,110	1,831	2,221	4,712	6,339	764	1,129
State Income Tax Expense	2,271	2,213	272	427	(12,695)	2,347	263	402
Consolidated Net income (loss)	5,982	7,897	1,559	1,794	17,407	3,992	501	727
Noncontrolling Interest in net (income) loss of subsidiary	(407)	1,039	499	393	--	--	--	--
Net Income Attributable to Common Shareholders	5,575	8,936	2,058	2,187	17,407	3,992	501	727
Selected Operating Ratios:								
Core ROAA [1]	0.90 %	1.04 %	0.90 %	0.92 %	3.84 %	0.49 %	0.44 %	0.63 %
Core ROAE [1]	8.20	8.83	7.84	8.14	142.25	8.11	6.74	9.53
ROATCE [1]	8.05	10.07	9.02	9.28	NM	33.82	6.92	9.76
Net Interest Margin [2]	4.00	4.15	4.01	4.01	3.42	3.38	3.53	3.47
Adjusted Net Interest Margin [1]	3.87	3.91	3.96	3.96	NA	NA	NA	NA
Efficiency Ratio [1]	69.3	64.1	66.8	67.1	79.5	80.6	75.3	72.3
Per Share Data:								
Diluted Earnings	$0.86	$1.16	$0.26	$0.28	$5.20	$1.97	$0.10	$0.15
Book Value	13.29	13.75	14.00	14.36	3.38	6.05	6.21	6.49
Tangible Book Value [1]	11.46	12.08	12.36	12.73	3.09	5.89	6.06	6.34
Asset Quality:								
Nonperforming Assets / Total Assets	0.78 %	0.87 %	0.71 %	0.72 %	3.18 %	1.48 %	1.06 %	1.27 %
Reserves / Gross Loans	1.27	1.36	1.30	1.30	1.62	1.19	1.21	1.20
Reserves / Nonperforming loans	114.3	113.8	132.4	130.3	60.2	161.1	188.0	111.6
NPAs / Loans + OREO	0.70	1.18	0.97	0.98	5.48	2.19	1.61	1.96 %
Net Charge Offs (Recoveries) / Average Loans	(0.14)	(0.05)	0.24	(0.03)	(0.52)	(0.04)	0.00	0.03
Texas Ratio	7.5	7.7	6.5	6.8	103.7	21.2	14.8	17.2
Capital Ratios:								
Tang Common Equity / Tang Assets [1]	9.66 %	10.45 %	10.18 %	10.07 %	2.16 %	6.21 %	6.39 %	6.66 %
Leverage Ratio	9.92	10.86	10.81	10.47	4.82	5.90	6.27	6.50
Common Equity Tier 1 Capital Ratio	12.02	13.00	12.65	12.28	0.73	8.33	8.92	9.38
Tier 1 Capital Ratio	12.02	13.00	12.65	12.28	7.09	8.33	8.92	9.38
Total Capital Ratio	13.13	14.22	13.81	13.43	11.91	14.52	15.21	15.56

Source: SNL Financial, Company documents
Dollars in thousands except per share data
(1) Refer to "Reconciliation of non-GAAP financial measures"
(2) CUBN net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets

Reliant Bank GROW TOGETHER

COMMUNITY FIRST BANK & TRUST Expect more from your bank.

37

Reconciliation of Non-GAAP Financial Measures
Commerce Union Bancshares, Inc. Core Return on Average Assets
Three months ended,
Year ended,     June 30,September 30,December 31,March 31,June 30,
(Dollars in thousands)    2015 201620162016201620172017
Net Income Before Extraordinary Items    $5,982 $7,897$2,137$1,763$1,439$1,559$1,794
Non-Core Items:
Less Net income or (loss) attributable to noncontrolling interest    407 (1,039)(223)(605)(532)(499)(393)
Less: Realized gain / (loss) on securities (1)    (252) 2339192(208)2315
Less: Non-recurring Items (1)    (552) (53)(14)(9)(5)——
Add: Amortization of intangibles & goodwill impairment (1)    195 2315858585858
Core Net Income    $6,574 $9,197$2,393$2,243$2,242$2,093$2,230
Average Assets    $733,651 $885,074$880,657$885,127$902,547$926,282$972,112
Core Return on Average Assets    0.90% 1.04%1.09%1.01%0.99%0.90%0.92%

Reconciliation of Non-GAAP Financial Measures (cont.)
Commerce Union Bancshares, Inc. Core Return on Average Equity
Three months ended,
Year ended,    June 30,
(Dollars in thousands)    2015 20162017
Net Income Before Extraordinary Items    $5,982 $7,897$1,794
Non-Core Items:
Less Net income or (loss) attributable to noncontrolling interest    407 (1,039)(393)
Less: Realized gain / (loss) on securities (1)    (252) 2315
Less: Non-recurring Items (1)    (552) (53)—
Add: Amortization of intangibles & goodwill impairment (1)    195 23158
Core Net Income    $6,574 $9,197$2,230
Average Equity    $80,123 $104,216$109,637
Core Return on Average Equity    8.20% 8.83%8.14%
Commerce Union Bancshares, Inc. Return on Average Tangible Common Equity
Three months ended,
Year ended,    June 30,
(Dollars in thousands)    2015 20162017
Net Income Available to Common    $5,575 $8,936$2,187
Adjustments:
Add: Amortization of intangibles & goodwill impairment (1)    195 23158
Adjusted Net Income    $5,770 $9,167$2,245
Average Common Equity    $80,123 $104,216$109,637
Less: Average intangible assets    $8,406 $13,16412,853
Average Tangible Common Equity    $71,717 $91,052$96,784
Return on Average Tangible Common Equity    8.05% 10.07%9.28%

Reconciliation of Non-GAAP Financial Measures (cont.)
Community First, Inc. Core Return on Average Assets
Threemonths ended,
Year ended,     June 30,
(Dollars in thousands)    2015 20162017
Net Income Before Extraordinary Items    $17,407 $3,992$727
Non-Core Items:
Less Net income or (loss) attributable to noncontrolling interest    — ——
Less: Realized gain / (loss) on securities (1)    7 147—
Less: Non-recurring Items (1)    — 1625—
Add: Amortization of intangibles & goodwill impairment (1)    89 8923
Core Net Income    $17,490 $2,309$750
Average Assets    $454,953 $473,741$476,783
Core Return on Average Assets    3.84% 0.49%0.63%

Reconciliation of Non-GAAP Financial Measures (cont.)
Community First, Inc. Core Return on Average Equity
Threemonths ended,
Year ended,     June 30,
(Dollars in thousands)    2015 20162017
Net Income Before Extraordinary Items    $17,407 $3,992$727
Non-Core Items:
Less Net income or (loss) attributable to noncontrolling interest    — ——
Less: Realized gain / (loss) on securities (1)    7 147—
Less: Non-recurring Items (1)    — 1,625—
Add: Amortization of intangibles & goodwill impairment (1)    89 8923
Core Net Income    $17,490 $2,309$750
Average Equity    $12,295 $28,481$31,478
Core Return on Average Equity    142.25% 8.11%9.53%
Community First, Inc. Return on Average Tangible Common Equity
Threemonths ended,
Year ended,     June 30,
(Dollars in thousands)    2015 20162017
Net Income Available to Common    $17,022 $8,160$727
Adjustments:
Add: Amortization of intangibles & goodwill impairment (1)    89 8923
Adjusted Net Income    $17,111 $8,249$750
Average Common Equity    ($4,268) $25,265$31,478
Less: Average intangible assets    $1,009 $871751
Average Tangible Common Equity    ($5,277) $24,394$30,728
Return on Average Tangible Common Equity    (324.26%) 33.82%9.76%

Reconciliation of Non-GAAP Financial Measures (cont.)
Commerce Union Bancshares, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share
Three months ended,
Year ended,     June 30,September 30,December 31,March 31,June 30,
(Dollars in thousands)    2015 201620162016201620172017
Tangible Assets
Total assets    $876,404 $911,984$883,204$920,020$911,984$962,465$1,003,950
Less: Goodwill    11,404 11,40411,40411,40411,40411,40411,404
Less: Core deposit intangibles    1,938 1,5821,7601,6711,5821,4931,404
Tangible Assets    $863,062 $898,998$870,040$906,945$898,998$949,568$991,142
Tangible Common Equity
Total shareholders’ equity    $96,751 $106,919$106,024$109,232$106,919$109,595$112,589
Less: Total preferred equity    — ——————
Total Common equity    $96,751 $106,919$106,024$109,232$106,919$109,595$112,589
Less: Goodwill    11,404 11,40411,40411,40411,40411,40411,404
Less: Core deposit intangibles    1,938 1,5821,7601,6711,5821,4931,404
Tangible Common Equity    $83,409 $93,933$92,860$96,157$93,933$96,698$99,781
Common Shares Outstanding    7,279,620 7,778,3097,627,7777,763,3517,778,3097,826,4507,839,562
Tangible Book Value per Share    $11.46 $12.08$12.17$12.39$12.08$12.36$12.73
Tangible Common Equity / Tangible Assets    9.66% 10.45%10.67%10.60%10.45%10.18%10.07%

Reconciliation of Non-GAAP Financial Measures (cont.)
Community First, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share Three months ended, Year ended, June 30,
(Dollars in thousands)    2015 20162017
Tangible Assets
Total assets    $469,940 $474,511$479,637
Less: Goodwill    — ——
Less: Core deposit intangibles    941 804733
Tangible assets    $468,999 $473,707$478,904
Tangible Common Equity
Total shareholders’ equity    $22,965 $30,244$32,607
Less: Total preferred equity    11,905 ——
Total common equity    $11,060 $30,244$32,607
Less: Goodwill    — ——
Less: Core deposit intangibles    941 804733
Tangible Common Equity    $10,119 $29,440$31,874
Common Shares Outstanding    3,275,900 4,998,7885,025,199
Tangible Book Value per Share    $3.09 $5.89$6.34
Tangible Common Equity / Tangible Assets    2.16% 6.21%6.66%

Reconciliation of Non-GAAP Financial Measures (cont.)
Commerce Union Bancshares, Inc. Adjusted Net Interest Margin
Three months ended,
Year ended,     June 30,September 30,December 31,March 31,June 30,
(Dollars in thousands)    2015 201620162016201620172017
Net Interest Income Before Extraordinary Items    $27,170 $36,015$8,692$7,835$8,043$7,971$8,503
Adjustments:
Less: Purchase accounting adjustments    884 1,414442368162118125
Less: Interest income recognized on payoff of purchased credit impaired loan    — 619619————
Adjusted Net Interest Income    $26,286 $33,982$7,631$7,467$7,881$7,853$8,378
Average Earning Assets    $694,135 $835,337$830,501$836,487$851,652$870,386$919,463
Net Interest Margin    4.00% 4.15%4.33%3.98%4.03%4.01%4.01%
Adjusted Net Interest Margin    3.87% 3.91%3.82%3.80%3.95%3.96%3.96%

Reconciliation of Non-GAAP Financial Measures (cont.)
Commerce Union Bancshares, Inc. Retail Banking Profitability
Three months ended,
June 30,    September 30, December 31,March 31,June 30,
(Dollars in thousands)    2016 2016201620172017
Retail Banking Non-Interest Income (1)    $728 $1,024$228$594$594
Retail Banking Non-Interest Expense (1)    $5,859 $5,600$5,526$5,719$6,115
Average Assets    $880,657 $885,127$902,547$926,282$972,112
Retail Banking Non-Interest Income / Average Assets    0.33% 0.46%0.10%0.26%0.24%
Retail Banking Non-Interest Expense / Average Assets    2.66% 2.53%2.45%2.47%2.52%

Reconciliation of Non-GAAP Financial Measures (cont.)
Commerce Union Bancshares, Inc. Retail Banking Efficiency Ratio
Year ended Three months ended,
December 31, December 31,June 30,
(Dollars in thousands)    2015 20162017
Operating Expense
Total noninterest expense    $19,590 $22,327$6,115
Less: Other real estate owned expense    110 70—
Less: Amortization of intangible assets    300 35689
Operating Expense    $19,180 $21,901$6,026
Operating Revenue
Net interest income    $25,931 $32,035$8,405
Total noninterest income    1,383 2,481594
Less: Gains on sale of securities available for sale    (388) 3623
Less:    Gain on sale of other real estate owned 63011
Less:    Gain on acquisition of subordinate debentures ———
Total noninterest income    1,765 2,144570
Operating Revenue    $27,696 $34,179$8,975
Efficiency Ratio    69.3% 64.1%67.1%

Reconciliation of Non-GAAP Financial Measures (cont.)
Community First, Inc. Efficiency Ratio
Year ended    Three months ended,
December 31,    December 31, June 30,
(Dollars in thousands)    2015 20162017
Operating Expense
Total noninterest expense    $14,438 $14,259$3,179
Less: Other real estate owned expense    871 2226
Less: Amortization of intangible assets    137 13735
Operating Expense    $13,430 $13,900$3,138
Operating Revenue
Net interest income    $14,379 $14,606$3,726
Total noninterest income    2,514 5,360617
Less: Gains on sale of securities available for sale    10 226—
Less: Gain on acquisition of subordinate debentures    — 2,500—
Total noninterest income    2,504 2,634617
Operating Revenue    $16,883 $17,240$4,343
Efficiency Ratio    79.5% 80.6%72.3%

Reconciliation of Non-GAAP Financial Measures (cont.)

CapStar Financial Holdings, Inc. Tangible Common Equity to Tangible Assets	
(Dollars in thousands)	Three months ended, June 30, 2017
Tangible Assets	
Total assets	$1,371,626
Less: Goodwill	6,219
Less: Core deposit intangibles	44
Tangible Assets	$1,365,363
Tangible Common Equity	
Total shareholders' equity	$138,030
Less: Total preferred equity	9,000
Total common equity	129,030
Less: Goodwill	6,219
Less: Core deposit intangibles	44
Tangible Common Equity	$122,767
Tangible Common Equity / Tangible Assets	8.99%
Common Shares Outstanding	11,235,255
Tangible Book Value per Share	$10.93

CapStar Financial Holdings, Inc. Efficiency Ratio	
(Dollars in thousands)	Three months ended, June 30, 2017
Operating Expense	
Total noninterest expense	$8,217
Less: Other real estate owned expense	--
Less: Amortization of intangible assets	13
Operating Expense	$8,204
Operating Revenue	
Net interest income	$10,571
Total noninterest income	2,626
Less: Gains on sale of securities available for sale	0
Less: Gain on acquisition of subordinate debentures	--
Total noninterest income	2,626
Operating Revenue	$13,197
Efficiency Ratio	62.2%

CapStar Financial Holdings, Inc. Core Return on Average Assets	
(Dollars in thousands)	Three months ended, June 30, 2017
Net Income (Loss) Before Extraordinary Items	($3,342)
Non-Core Items:	
Less Net income attributable to noncontrolling interest	--
Less: Realized gain / (loss) on securities (1)	26
Less: Non-recurring Items (1)	0
Add: Amortization of intangibles & goodwill impairment (1)	8
Core Net Income (Loss)	($3,360)
Average Assets	$1,393,330
Core Return on Average Assets	-0.96%

Reliant Bank GROW TOGETHER

Source: SEC Filings
(1) Assumes a 35% tax rate

COMMUNITY FIRST BANK & TRUST Expect more from your bank.

48

Reconciliation of Non-GAAP Financial Measures (cont.)

Franklin Financial Network, Inc. Tangible Common Equity to Tangible Assets	
(Dollars in thousands)	Three months ended, June 30, 2017
Tangible Assets	
Total assets	$3,443,593
Less: Goodwill	9,124
Less: Core deposit intangibles	1,223
Tangible Assets	$3,433,246
Tangible Common Equity	
Total shareholders' equity	$292,918
Less: Total preferred equity	--
Total common equity	292,918
Less: Goodwill	9,124
Less: Core deposit intangibles	1,223
Tangible Common Equity	$282,571
Tangible Common Equity / Tangible Assets	8.23%
Common Shares Outstanding	13,181,501
Tangible Book Value per Share	$21.44

Franklin Financial Network, Inc. Efficiency Ratio	
(Dollars in thousands)	Three months ended, June 30, 2017
Operating Expense	
Total noninterest expense	$15,280
Less: Other real estate owned expense	--
Less: Amortization of intangible assets	121
Operating Expense	$15,159
Operating Revenue	
Net interest income	$25,923
Total noninterest income	3,757
Less: Gains on sale of securities available for sale	--
Less: Gain on acquisition of subordinate debentures	--
Less: Net gain on sale of foreclosed assets	0
Total noninterest income	3,757
Operating Revenue	$29,680
Efficiency Ratio	51.1%

Franklin Financial Network, Inc. Core Return on Average Assets	
(Dollars in thousands)	Three months ended, June 30, 2017
Net Income Before Extraordinary Items	$8,874
Non-Core Items:	
Less Net income attributable to noncontrolling interest	8
Less: Realized gain / (loss) on securities (1)	78
Less: Non-recurring Items (1)	--
Add: Amortization of intangibles & goodwill impairment (1)	79
Core Net Income	$8,867
Average Assets	$3,455,667
Core Return on Average Assets	1.03%

Reliant Bank GROW TOGETHER

Source: SEC Filings
(1) Assumes a 35% tax rate

COMMUNITY FIRST BANK & TRUST Expect more from your bank.
49